Other Assets	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS
OTHER ASSETS

(in millions of Canadian dollars)	NOTE	2017	2016
Notes receivable from business disposals		6	9
Other investments		7	5
Other assets		30	27
Employee future benefits	16	37	46
		80	87
Less: Current portion, included in accounts receivables		(6)	(15)
		74	72

Other assets include deferred revenue for the supervision of Greenpac Mill totaling $12 million as at December 31, 2016 and nil at the end of 2017. The Corporation did receive $1 million before the acquisition of Greenpac described in Note 5, while the balance of $11 million was written off since expected future cash flows related to this asset will not materialize on a consolidated basis following the Greenpac acquisition.

In December 2017, the Corporation deposited €10 million ($15 million) for the acquisition of PAC Service S.p.A in the Boxboard Europe segment. See Note 29 for more details.